                             ALLOCATOR 2000 ANNUITY
                     ACACIA NATIONAL LIFE INSURANCE COMPANY
                   Supplement to Prospectus dated May 1, 1999

The PORTFOLIO ANNUAL EXPENSES chart at page 6 of the prospectus is corrected so that expenses for three Portfolios of the Calvert Variable Series, Inc. are as follows:

                                                                                     OTHER               TOTAL PORTFOLIO
                 PORTFOLIO                           MANAGEMENT FEES                EXPENSES             ANNUAL EXPENSES
________________________________________________________________________________________________________________________

      Calvert Social Small Cap Growth Portfolio           1.00%                       0.33%                    1.33%1
      Calvert Social Mid Cap Growth Portfolio             0.90%                       0.16%                    1.06%1
      Calvert Social International Equity Portfolio       1.10%                       0.70%                    1.80%2


This  prospectus  is further  supplemented  at page 14 to restate the  Neuberger
Berman Advisers Management Trust investment objectives and policies of the Neuberger Berman Limited Maturity Bond Portfolio and the Neuberger Berman Growth Portfolio to read as follows:

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

The Variable Account has two Sub-accounts that invest exclusively in shares of Portfolios of the Neuberger Berman Advisers Management Trust ("AMT").

The Income and Growth Sub-accounts of the Variable Account invest in shares of the Limited Maturity Bond Portfolio and Growth Portfolio, respectively, of AMT.

The Neuberger Berman Limited Maturity Bond Portfolio. The investment objective of the Limited Maturity Bond Portfolio is to provide the highest current income consistent with low risk to principal and liquidity; and secondarily, total return. To pursue these goals, the Portfolio invests mainly in investment-grade bonds and other debt securities from U.S. government and corporate issuers. These may include mortgage- and asset-backed securities. To enhance yield and add diversification, the Portfolio may invest up to 10% of net assets in securities that are below investment grade, provided that, at the time of purchase, they are rated at least B by Moody's or Standard and Poor's or, if unrated by either of these, are believed by the manager to be of comparable quality.

The Portfolio seeks to reduce credit risk by diversifying among many issuers and different types of securities. Although it may invest in securities of any maturity, under normal circumstances it maintains an average Portfolio duration of four years or less. The managers monitor national trends in the corporate and government securities markets, including a range of economic and financial factors.

The managers look for securities that appear underpriced compared to securities of similar structure and credit quality, and securities that appear likely to have their credit ratings raised. In choosing lower-rated securities, the managers look for bonds from issuers whose financial health appears comparatively strong but that are smaller or less well known to investors.

Neuberger Berman Growth Portfolio seeks growth of capital. To pursue this goal, the Portfolio invests mainly in common stocks of mid-capitalization companies. The Portfolio seeks to reduce risk by diversifying among many companies and industries. The managers look for fast-growing companies that are in emerging or rapidly evolving industries.

Factors in identifying these firms may include:

o     above-average growth of earnings

o     earnings that have exceeded analysts' expectations

The managers may also look for other characteristics in a company, such as financial strength, a strong position relative to competitors or a stock price that is reasonable in light of its growth rate. The managers follow a disciplined selling strategy, and may drop a stock from the Portfolio when it reaches a target price, fails to perform as expected, or appears substantially less desirable than another stock.

The investment manager for the Limited Maturity Bond and Growth Portfolios of AMT is Neuberger Berman Management Incorporated ("NB Management"). NB Management retains Neuberger Berman, LLC without cost to AMT, as subadviser to furnish it with investment recommendations and research information. NB Management provides investment management services to each Portfolio that include, among other things, making and implementing decisions and providing facilities and personnel necessary to operate the Portfolio. NB Management provides administrative services to each Portfolio that include furnishing similar facilities and personnel for the Portfolio. With the Portfolio's consent, NB Management is authorized to subcontract some of its responsibilities under its administration agreement with the Portfolio to third parties.

The date of this Supplement is June 23, 1999.